                                 FINANCING AGREEMENT


    THIS FINANCING AGREEMENT (this "Agreement") is made as of this 27th day of September, 1996, between Hambrecht & Quist Guaranty Finance, LLC, a California limited liability company, having a mailing address at One Bush Street, San Francisco, California 94104 ("Secured Party") and CV Therapeutics, Inc., a Delaware corporation, having a mailing address at 3172 Porter Drive, Palo Alto, CA 94304 ("Debtor").

                                      RECITALS:

         WHEREAS, Debtor owns certain equipment, trade fixtures, tenant improvements and other personal property located at 3172 Porter Drive, Palo Alto, CA (the "PREMISES"); and

         WHEREAS, Debtor has requested that Secured Party extend to Debtor a forward commitment to purchase from and lease back to Debtor (a) certain equipment, trade fixtures, and other personal property located and used by the Debtor in its business operations at the PREMISES and (b) all of Debtor's rights with respect to certain tenant improvements located and used by the Debtor in its business operations at the PREMISES on December 1, 1996 (the "LEASE OPTION"), and

         WHEREAS, Debtor and Secured Party have entered into a Business Loan Agreement, and Promissory Note, and a Security Agreement, as each of those agreements are defined herein.

         WHEREAS, Secured Party has agreed to provide the LEASE OPTION requested by Debtor on the terms and conditions set forth herein;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

    SECTION 1  CERTAIN DEFINITIONS.
    Unless otherwise defined herein, the following terms shall have the following respective meanings except as the context shall otherwise require:

    "BUSINESS LOAN AGREEMENT" means the certain BUSINESS LOAN AGREEMENT dated as of even date herewith, between Debtor as Borrower and Secured Party as Lender, including any amendment thereto.

    "FACILITY LEASE" means that commercial lease of the PREMISES between Debtor, as Tenant, and Matadero Creek, as Landlord, dated as of August 6, 1993, and as amended as of June 30, 1994.

    "FINANCING DOCUMENTS" means, collectively, this Agreement, the Business
Loan Agreement, the Promissory Note, and the Security Agreement, and any riders, supplements and amendments thereto, and all other documents or instruments heretofore, now or hereafter executed, pursuant to this Agreement, or any of the aforesaid Financing Documents.

    "JUNIOR LENDER" means Hambrecht & Quist Transition Capital, LLC, a Delaware limited liability company.


                             Financing Agreement, Page 1

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    "LEASE OPTION" shall have the meaning given the term in the Recitals to this Agreement.

    "MASTER LEASE AGREEMENT" shall mean a master lease agreement in substantially the form attached hereto, which Debtor and Secured Party shall undertake to enter into as Lessee and Lessor respectively in the event that Debtor elects to exercise its Lease Option.

    "PROMISSORY NOTE" means that certain PROMISSORY NOTE, dated as of even date herewith, by Debtor, as Borrower including any amendment thereto.

    "PERSONAL PROPERTY" means certain equipment, trade fixtures, tenant improvements, and other personal property that Debtor deems necessary for use at the PREMISES in connection with its business operations, and that, upon Debtor's request, Secured party has agreed to purchase and lease under the LEASE OPTION.

    "SECURITY AGREEMENT" means that certain SECURITY AGREEMENT, dated as of even date herewith, between Debtor and Secured Party, including any amendment thereto, granting Secured Party a security interest in the collateral, as defined therein.

    SECTION 2 FORWARD COMMITMENT TO PURCHASE PERSONAL PROPERTY.

    Section 2.1  PURCHASE OF PERSONAL PROPERTY.
Subject to the terms of this Agreement, Debtor may direct Secured Party to purchase PERSONAL PROPERTY on January 1, 1997 for an amount no greater than Two Million Dollars ($2,000,000.00);

    SECTION 2.2  EXPIRATION OF COMMITMENT TO PURCHASE PERSONAL PROPERTY.
If, on or before January 1, 1997, Debtor has not directed Secured Party to purchase PERSONAL PROPERTY, or if Debtor has not met all the conditions precedent to purchase the PERSONAL PROPERTY, or if because of an Event of Default, as defined under the FINANCING DOCUMENTS, Secured Party is not obligated to purchase PERSONAL PROPERTY, Secured Party's obligation under this
Section 2 to purchase PERSONAL PROPERTY shall become null and void.

    SECTION 2.3  CONDITIONS PRECEDENT TO PURCHASE OF PERSONAL PROPERTY.
Without limiting the generality of the conditions precedent contained in the MASTER LEASE AGREEMENT, all of which conditions precedent are also conditions precedent to Secured Party's obligation to purchase and lease back the PERSONAL PROPERTY, the following matters shall be deemed additional conditions precedent to Secured Party's obligations under this Section 2 hereof:

    (a) Debtor shall not be in default under any of the FINANCING DOCUMENTS or under any material agreements with Junior Lender.

    (b) Debtor shall not be in default or otherwise have accelerated the Facility Lease, or the Facility Lease be otherwise terminated.

    (c) Debtor shall not be in default under the MASTER LEASE AGREEMENT upon its execution.


                             Financing Agreement, Page 2

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    (d)  Debtor shall execute a MASTER LEASE AGREEMENT, and Equipment Schedule, a Bill of Sale, a Lessee's Acceptance Certificate, such documents as are requested for UCC financing statements, all in substantially the form as attached hereto.

    (e) Debtor shall sell and transfer to Secured Party all right, title, and interest in the PERSONAL PROPERTY as Debtor may have; and

    SECTION 2.2  THE LOAN FEE UNDER THE PROMISSORY NOTE.
In the event that Secured Party and Debtor enter into the Master Lease Agreement according to the terms and conditions described in this Agreement, the Loan Fee as defined in the Promissory Note will be waived.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


CV THERAPEUTICS, INC.
             [Debtor]



By:  /s/ Kathleen Stafford
   --------------------------------

Name:  Kathleen Stafford
    ------------------------------

Title:  Chief Financial Officer
     -----------------------------

HAMBRECHT & QUIST GUARANTY FINANCE, LLC
              [Secured Party]



By:  /s/ Donald M. Campbell
   --------------------------------

Name:  Donald M. Campbell
    ------------------------------

Title:  Chief Executive Officer
     -----------------------------


                             Financing Agreement, Page 3